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
NORTH VALLEY BANCORP AND SIX RIVERS NATIONAL BANK
PRO FORMA CONDENSED COMBINED BALANCE SHEET (unaudited)
YEAR ENDED DECEMBER 31, 1999

                                                                                                    NVBANCORP AND
(IN THOUSANDS)                                                    NVBANCORP            SRNB         SRNB COMBINED
                                                                 -----------        -----------     -------------
ASSETS

Cash and cash equivalents:
  Cash and due from banks                                        $    12,783        $     9,842     $     22,625
  Federal funds sold                                                  14,600                              14,600
                                                                 -----------        -----------     ------------
  Total cash and cash equivalents                                     27,383              9,842     $     37,225
Cash held in trust                                                       282                                 282
Interest bearing deposits in other financial institutions                                 7,843            7,843
Securities:
  Available for sale securities                                       25,569             63,495           89,064
  Held to maturity securities                                         28,146              1,470           29,616
Loans and leases held for sale                                                              871              871
Loans and leases, net of deferred fees                               217,657            111,901          329,558
Allowance for loan loss                                                2,260              2,346            4,606
                                                                 -----------        -----------     ------------
Net Loans                                                            215,397            109,555          324,952
Premises and equipment, net of
  accumulated depreciation and
  amortization                                                         5,060              4,437            9,497
Goodwill & core deposit intangibles, net of amortization                                  4,422            4,422
Other assets                                                          10,973              6,328           17,301
                                                                 -----------        -----------     ------------
TOTAL ASSETS                                                     $   312,810        $   208,263     $    521,073
                                                                 ===========        ===========     ============

LIABILITIES AND STOCKHOLDERS'
EQUITY
LIABILITIES:
Deposits:
  Noninterest-bearing demand deposits                            $    40,071        $    31,570     $     71,641
  Interest-bearing deposits                                          235,190            145,865          381,055
                                                                 -----------        -----------     ------------
    Total deposits                                                   275,261            177,435          452,696
Other borrowings                                                                          6,165            6,165
Federal funds purchased                                                                   4,400            4,400
Accrued expenses and other liabilities                                 4,303              1,667            5,970
                                                                 -----------        -----------     ------------
  Total liabilities                                                  279,564            189,667          469,231
                                                                 -----------        -----------     ------------

STOCKHOLDERS' EQUITY:
Preferred stock
Common stock                                                          10,427              7,381           17,808
Additional paid in capital                                                               12,141           12,141
Retained Earnings                                                     22,936                399           23,335
Accumulated other comprehensive income, net of tax                      (117)            (1,325)          (1,442)
                                                                 -----------        -----------     ------------
  Total stockholders' equity                                          33,246             18,596           51,842
                                                                 -----------        -----------     ------------

TOTAL LIABILITIES AND
  STOCKHOLDERS' EQUITY                                           $   312,810        $   208,263     $    521,073
                                                                 ===========        ===========     ============
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